EXHIBIT 99.1


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


I, Harold F. Herron, the chief executive officer of Northwest Gold, Inc., certify that the Annual Report on Form 10-KSB for the period ended December 31, 2002 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northwest Gold, Inc.

                                         /s/  Harold F. Herron
                                       -----------------------------------------
                                       Harold F. Herron, Chief Executive Officer

                                       Date: March 26, 2003


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              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


I, R. Scott Lorimer, the chief financial officer of Northwest Gold, Inc., certify that the Annual Report on Form 10-K for the period ended December 31, 2002 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northwest Gold, Inc.

                                         /s/  R. Scott Lorimer
                                       -----------------------------------------
                                       R. Scott Lorimer,
                                       Chief Financial Officer

                                       Date: March 26, 2003




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